UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-05495
                      (Investment Company Act file number)

                            CIGNA HIGH INCOME SHARES
                            ------------------------
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 534-4700
                                 --------------
               Registrants' telephone number, including area code


                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

Item 1.  Reports to Stockholders.


                                  [GRAPHIC]

                                 CIGNA HIGH
                              INCOME SHARES
-------------------------------------------

                              Annual Report
                          December 31, 2003






                               [CIGNA LOGO](R)

--------------------------------------------------------------------------------
                                                                             1

Dear Shareholders:
Our commentary for CIGNA High Income Shares (the "Fund") covering the year ended December 31, 2003 follows.

Management's Discussion and Analysis
Market Summary

The financial markets overcame war, mutual fund and NYSE scandals, a deteriorating dollar, and terrorist alerts to post their first winning year since 1999. Consequently, stocks avoided suffering a four-year losing streak, a phenomenon not witnessed since the Great Depression. Investors began 2003 with trepidation, stung by three years of sharp declines that followed the bursting of the technology bubble in March 2000. Moreover, the prospect of war with Iraq cast a cloud of uncertainty over the economy. By early April, however, the combination of low interest rates and tax cuts had bolstered investor sentiment. At year-end, the economy was operating on nearly all cylinders, the exception being still-sputtering job creation. The high yield bond market posted its best performance since 1991. Total return as measured by the Lehman Brothers High Yield Bond Index ("the Index") was 28.97%. Moreover, the spread versus Treasuries of the Credit Suisse First Boston High Yield Index contracted by 460 basis points (bps), the biggest one-year change since the index's inception in January 1986. The year's extraordinary performance was highly concentrated in the lowest rated issues.

Market dynamics showed a departure from 1998-2002, when credit fundamentals drove the market. In 2003, demand drove the rally as technicals overrode credit analysis. High yield mutual funds reported a record $30.2 billion inflow, and pension funds also allocated huge amounts of new capital to this asset class. New issue volume, at $149.1 billion, nearly matched 1998's all-time high of $150.8 billion, but 77.2% of it represented refinancing of existing bonds or bank debt. As a result, demand steadily outstripped supply.

As the table below illustrates, the most speculative credits showed excellent returns in 2003.

2003 Market Performance by Rating (1)

BB                             19.45%
B                              26.01
CC & Lower                     60.99

(1) Source: Merrill Lynch High Yield Index

In April 2003, shareholders voted to appoint Shenkman Capital Management, Inc. as the Fund's investment sub-adviser. Our new adviser has actively repositioned the Fund, using a three pronged approach. First, divesting securities believed to be marginal credits with poor near term prospects. Second, selling old securities that were either investment grade or traded at very low yields. Third, attempting to sell most of the non-income producing securities (i.e., defaults, equities). The repositioning of the portfolio is now complete with an upgrading of the credit quality without a material reduction in the portfolio's yield. The strategy has been to selectively purchase new names and better quality bonds at a moderate discount to provide both high current income and some capital appreciation potential.

At December 31, 2003, the average maturity of the Fund was 7.7 years, shorter than the benchmark maturity of 8.2 years. The Fund's average coupon was 9.05%, versus 8.60% for the benchmark.

The Fund remains broadly diversified, with holdings in 160 issuers. The Fund's leverage during the quarter remained below 33% of assets and was 31% at December 31, 2003.

Fund Performance
The Fund returned 31.25% for the year (based on its net asset value), outperforming the Lehman Brothers High Yield Bond Index, its benchmark,

--------------------------------------------------------------------------------
                                                                             2

by 228 bps. On a quarterly basis, the Fund returned 8.30%, 9.44%, 3.34% and 7.16% over the year, compared with the benchmark Index which returned 7.61%, 10.11%, 2.77% and 5.91%, respectively. The Fund outperformed the Index in the first, third and fourth quarters by 69 bps, 57 bps, and 125 bps, respectively. The Fund underperformed the Index by 67 bps during the second quarter. The Fund's return for the year, based on the market value of its shares traded on the New York Stock Exchange, was 37.23%.

Outlook
The high yield sector should be cushioned to some extent by an improving credit environment. In the first three quarters of 2003, Moody's downgraded 1.86 high yield companies for each one it upgraded, down from a ratio of 4.02-to-1 in 2002. Moody's default rate fell from 8.4% to 5.2% during 2003, and we currently project a 2.0% rate by the end of 2004. In Shenkman Capital Management's opinion, seven of the eight key high yield market drivers are currently in the positive column. The one exception is interest rate trends, which Shenkman ranks as neutral. Accordingly, we currently expect a year of respectable returns. However, unforeseen events could easily change that outcome.

Sincerely,


/s/ Richard H. Forde
--------------------

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

--------------------------------------------------------------------------------
                                                                             3

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              12/31/93 - 12/31/03


AVERAGE ANNUAL RETURN

                         1 Year      5 Year      10 Year
Market Value             37.23%      -5.36%       1.55%
Net Asset Value          31.25%      -2.37%       3.22%
Lehman Brothers          28.97%       5.23%       6.89%
High Yield Bond Index


[TABULAR REPRESENTATION OF LINE CHART]

                                    Lehman Brothers
                    Fund         High Yield Bond Index
12/31/1993         $10,000              $10,000
12/31/1994         $ 9,455              $ 9,899
12/31/1995         $11,937              $11,797
12/31/1996         $14,235              $13,136
12/31/1997         $15,893              $14,813
12/31/1998         $15,361              $15,089
12/31/1999         $12,875              $15,450
12/31/2000         $11,581              $14,545
12/31/2001         $10,788              $15,313
12/31/2002         $ 8,497              $15,097
12/31/2003         $11,661              $19,471

CIGNA High Income Shares (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers High Yield Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           4
December 31, 2003

                                                               Principal          Value
                                                                   (000)          (000)
---------------------------------------------------------------------------------------
BONDS AND NOTES - 138.2%
Aerospace - 5.3%
Aviall, Inc., 7.63%, 2011                                     $    1,750       $  1,824
BE Aerospace, Inc.,
 8.00%, 2008                                                       1,500          1,406
 9.50%, 2008                                                       1,000            973
Hexcel Corp., 9.75%, 2009                                          1,750          1,833
Sequa Corp., 8.88%, 2008                                           1,500          1,627
Titan Corp., 8.00%, 2011 (144A security acquired
 May 2003 for $506) (a)                                              500            570
                                                                               --------
                                                                                  8,233
                                                                               --------
Auto/Trucks - 6.5%
Accuride Corp., 9.25%, 2008                                        1,625          1,670
Dana Credit Corp., 8.38%, 2007 (144A security
 acquired May, July & Dec. 2002 for $1,770) (a)                    1,850          1,989
Delco Remy International, Inc.,
 10.63%, 2006                                                        750            754
 11.00%, 2009                                                        500            518
Goodyear Tire & Rubber Co., 7.86%, 2011                              500            436
Tenneco Automotive, Inc., 11.63%, 2009                             2,500          2,712
TRW Automotive, Inc.,
 9.38%, 2013                                                       1,240          1,417
 11.00%, 2013                                                        420            495
                                                                               --------
                                                                                  9,991
                                                                               --------
Beverages/Food - 5.3%
American Seafoods Group LLC, 10.13%, 2010                            640            762
Del Monte Corp., 8.63%, 2012                                         610            674
Dole Food, Inc.,
 7.25%, 2010                                                         750            773
 8.88%, 2011                                                       1,000          1,098
Land O' Lakes, Inc., 8.75%, 2011                                     500            443
Michael Foods, Inc., 8.00%, 2013 (144A security
   acquired Nov. 2003 for $600) (a)                                  600            625
Premier International Foods PLC, 12.00%, 2009                      2,100          2,300
Pinnacle Foods Holding Corp., 8.25%, 2013
 (144A security acquired Nov. & Dec. 2003 for
 $1,015) (a)                                                       1,000          1,035


                                                               Principal          Value
                                                                   (000)          (000)
---------------------------------------------------------------------------------------
Beverages/Food (continued)
Seminis, Inc., 10.25%, 2013 (144A security
 acquired Oct. 2003 for $538) (a)                             $      500       $    537
                                                                               --------
                                                                                  8,247
                                                                               --------
Broadcasting & Media - 2.8%
Allbritton Communications Co., 7.75%, 2012                         1,370          1,421
Corus Entertainment, Inc., 8.75%, 2012                               550            608
Panamsat Corp., 8.50%, 2012                                          420            466
Sinclair Broadcast Group,
 8.75%, 2011                                                       1,200          1,332
 8.00%, 2012                                                         500            540
                                                                               --------
                                                                                  4,367
                                                                               --------
Building Materials - 2.5%
Interface, Inc.,
 7.30%, 2008                                                         800            764
 10.38%, 2010                                                        350            370
Jacuzzi Brands, Inc., 9.63%, 2010 (144A security
 acquired June 2003 for $253) (a)                                    250            275
Nortek Holdings, Inc.,
 8.88%, 2008                                                       1,350          1,404
 Step Coupon (0% to 11/15/07), 2011 (144A
  security acquired Nov. 2003 for $1,049) (a)                      1,500          1,084
                                                                               --------
                                                                                  3,897
                                                                               --------
Cable TV - 5.8%
Charter Communications Holdings LLC,
 8.63%, 2009                                                       1,000            872
 10.25%, 2010 (144A security acquired
  Nov. 2003 for $1,276) (a)                                        1,250          1,313
CSC Holdings, Inc., 10.50%, 2016                                   2,550          2,913
DirecTV Holdings LLC, 8.38%, 2013                                  1,210          1,404
Mediacom Broadband LLC, 11.00%, 2013                                 590            661
Mediacom LLC, 8.50%, 2008                                          1,750          1,776
                                                                               --------
                                                                                  8,939
                                                                               --------
Chemicals/Plastics - 4.7%
Equistar Chemicals LP, 10.13%, 2008                                  930          1,018
Huntsman ICI Chemicals, Inc., 10.13%, 2009                         2,105          2,168
ISP Holdings, Inc., 10.63%, 2009                                     770            847

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           5
December 31, 2003 (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Chemicals/Plastics (continued)
Koppers Industry, Inc., 9.88%, 2013 (144A security
 acquired Oct. 2003 for $525) (a)                           $      500       $    551
Kraton Polymers LLC, 8.13%, 2014 (144A security
 acquired Dec. 2003 for $506) (a)                                  500            520
Lyondell Chemical Co.,
 10.88%, 2009                                                      500            513
 10.50%, 2013                                                    1,500          1,635
                                                                             --------
                                                                                7,252
                                                                             --------
Consumer Products - 5.7%
Jafra Cosmetics International, Inc., 10.75%, 2011                2,000          2,195
Jarden Corp., 9.75%, 2012                                          500            550
Jostens, Inc., 12.75%, 2010                                      1,130          1,284
Playtex Products, Inc., 9.38%, 2011                              1,500          1,515
Samsonite Corp., 10.75%, 2008                                    2,000          2,070
United Industries Corp., 9.88%, 2009                             1,085          1,137
                                                                             --------
                                                                                8,751
                                                                             --------
Containers & Packaging - 6.7%
Crown Euro Holdings S.A., 9.50%, 2011                            1,430          1,616
Graham Packaging Co., Inc.,
 8.75%, 2008                                                       500            511
 Step Coupon (10.75% to 1/15/09), 2009                             910            940
Graphic Packaging International, Inc., 9.50%, 2013
 (144A security acquired Aug. 2003 for $1,000) (a)               1,000          1,105
Greif Brothers Corp., 8.88%, 2012                                  940          1,034
Owens-Brockway,
 8.75%, 2012                                                     1,850          2,058
 8.25%, 2013                                                     1,750          1,879
Pliant Corp., 13.00%, 2010                                         500            462
U.S. Can Corp., 10.88%, 2010 (144A security
 acquired July 2003 for $751) (a)                                  750            785
                                                                             --------
                                                                               10,390
                                                                             --------


                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Environmental - 1.3%
Allied Waste North America, Inc.,
 7.88%, 2009                                                $      990       $  1,032
 10.00%, 2009                                                      590            637
IESI Corp., 10.25%, 2012                                           250            278
                                                                             --------
                                                                                1,947
                                                                             --------
Gaming - 5.7%
Boyd Gaming Corp., 7.75%, 2012                                   1,000          1,070
Hard Rock Hotel, Inc., 8.88%, 2013 (144A security
 acquired May 2003 for $1,020) (a)                               1,000          1,065
Inn of the Mountain Gods Resort & Casino,
 12.00%, 2010 (144A security acquired
 Oct. 2003 for $1,000) (a)                                       1,000          1,063
Isle of Capri Casinos, Inc., 8.75%, 2009                         1,570          1,649
Jacobs Entertainment, Inc., 11.88%, 2009                           900          1,008
Pinnacle Entertainment, Inc., 9.25%, 2007                        2,250          2,329
Poster Financial Group, Inc., 8.75%, 2011 (144A
 security acquired Nov. 2003 for $504) (a)                         500            529
                                                                             --------
                                                                                8,713
                                                                             --------
General Industrial - 2.8%
Blount, Inc., 13.00%, 2009                                       1,500          1,616
Norcross Safety Products LLC, 9.88%, 2011 (144A
 security acquired Aug. 2003 for $896) (a)                         900            988
Sensus Metering Systems, Inc., 8.63%, 2013 (144A
 security acquired Dec. 2003 for $1,012) (a)                     1,000          1,026
Trimas Corp., 9.88%, 2012                                          730            763
                                                                             --------
                                                                                4,393
                                                                             --------
Grocery - 2.0%
Couche-Tard U.S. LP, 7.50%, 2013 (144A security
 acquired Dec. 2003 for $759) (a)                                  750            786
Pathmark Stores, Inc.,
 8.75%, 2012                                                       500            523
 8.75%, 2012 (144A security acquired
    Dec. 2003 for $515) (a)                                        500            522
Stater Brothers Holdings, Inc., 10.75%, 2006                     1,230          1,298
                                                                             --------
                                                                                3,129
                                                                             --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             6
December 31, 2003 (Continued)

                                                        Principal          Value
                                                            (000)          (000)
--------------------------------------------------------------------------------
Health Care - 4.9%
Alliance Imaging, Inc., 10.38%, 2011                   $      172       $    182
Beverly Enterprises, Inc., 9.63%, 2009                        375            413
Extendicare Health Services, Inc.,
 9.50%, 2010                                                1,100          1,221
Iasis Healthcare Corp., 13.00%, 2009                        1,930          2,171
Medex, Inc., 8.88%, 2013 (144A security acquired
 July 2003 for $1,040) (a)                                  1,000          1,075
NeighborCare, Inc., 6.88%, 2013 (144A security
 acquired Oct. 2003 for $750) (a)                             750            763
Province Healthcare Co., 7.50%, 2013                        1,000          1,000
Select Medical Corp., 7.50%, 2013                             500            530
Sybron Dental Specialties, Inc., 8.13%, 2012                  250            272
                                                                        --------
                                                                           7,627
                                                                        --------
Home Construction - 1.0%
K. Hovnanian Enterprises, Inc., 7.75%, 2013                 1,500          1,584
                                                                        --------
Leasing - 3.1%
United Rentals, Inc.,
 10.75%, 2008                                                 380            427
 9.25%, 2009                                                1,710          1,795
 7.75%, 2013 (144A security acquired
  Oct. 2003 for $1,000) (a)                                 1,000          1,021
Williams Scotsman, Inc., 9.88%, 2007                        1,520          1,539
                                                                        --------
                                                                           4,782
                                                                        --------
Leisure/Entertainment - 6.9%
AMC Entertainment, Inc., 9.50%, 2011                        1,950          2,048
Bally Total Fitness Holding Corp.,
 9.88%, 2007                                                  500            455
 10.50%, 2011 (144A security acquired
  July 2003 For $505) (a)                                     500            503
Imax Corp., 9.63%, 2010 (144A security acquired
  Nov. 2003 for $1,271) (a)                                 1,250          1,314
Intrawest Corp.,
 10.50%, 2010                                                 980          1,083
 7.50%, 2013 (144A security acquired
  Oct. 2003 for $999) (a)                                   1,000          1,040
Royal Caribbean Cruises Ltd., 7.25%, 2018                   1,250          1,219
Six Flags, Inc., 8.88%, 2010                                1,100          1,129


                                                        Principal          Value
                                                            (000)          (000)
--------------------------------------------------------------------------------
Leisure/Entertainment (continued)
Town Sports International, Inc., 9.63%, 2011           $    1,750       $  1,872
                                                                        --------
                                                                          10,663
                                                                        --------
Lodging/Hotels - 3.6%
Felcor Lodging LP,
 10.00% (Coupon change based on rating), 2008                 620            670
 9.00% (Coupon change based on rating), 2011                  570            618
Host Marriott Corp.,
 9.25%, 2007                                                  780            872
 7.88%, 2008                                                1,250          1,298
 7.13%, 2013 (144A security acquired
  Oct. 2003 for $1,000) (a)                                 1,000          1,020
La Quinta Properties, Inc., 8.88%, 2011                     1,000          1,106
                                                                        --------
                                                                           5,584
                                                                        --------
Oil & Gas - 5.1%
Chesapeake Energy Corp., 7.75%, 2015                        1,000          1,090
Ferrellgas Partners LP, 8.75%, 2012                           810            891
Premcor Refining Group, Inc., 9.50%, 2013                     830            946
Transmontaigne, Inc., 9.13%, 2010 (144A security
 acquired May & June 2003 for $1,780) (a)                   1,750          1,872
Universal Compression, Inc., 7.25%, 2010                    2,000          2,080
Western Resources, Inc., 9.75%, 2007                          870            989
                                                                        --------
                                                                           7,868
                                                                        --------
Paper - 3.5%
Georgia-Pacific Corp.,
 8.00%, 2014                                                1,000          1,085
 8.00%, 2024 (144A security acquired
  Dec. 2003 for $1,000) (a)                                 1,000          1,020
Jefferson Smurfit Corp., 7.50%, 2013                        1,000          1,045
MDP Acquisitions PLC, 9.63%, 2012                           1,100          1,232
Smurfit Capital Funding PLC, 7.50%, 2025                    1,050          1,022
                                                                        --------
                                                                           5,404
                                                                        --------
Printing & Publishing - 9.3%
American Media Operation, Inc.,
 10.25%, 2009                                                 500            533
 8.88%, 2011                                                  210            228

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             7
December 31, 2003 (Continued)

                                                                Principal          Value
                                                                    (000)          (000)
----------------------------------------------------------------------------------------
Printing & Publishing (continued)
Dex Media East/West LLC,
 9.88%, 2009                                                   $      500       $    573
 12.13%, 2012                                                         980          1,205
 8.00%, 2013 (144A security acquired
  Nov. 2003 for $750) (a)                                             750            788
 9.88%, 2013 (144A security acquired
  Aug. 2003 for $500) (a)                                             500            581
Goss Holdings, Inc., 12.25%, 2005 (b) (c) (e)                       2,764             --
Houghton Mifflin Co.,
 8.25%, 2011                                                          820            877
 9.88%, 2013                                                          410            451
Liberty Group, Inc., 9.38%, 2008                                      825            833
Mail Well I Corp., 8.75%, 2008                                        500            499
Primedia, Inc.,
 8.88%, 2011                                                        1,595          1,683
 8.00%, 2013 (144A security acquired
  May 2003 for $746) (a)                                              750            765
Quebecor Media Inc., 11.13%, 2011                                   1,485          1,719
RH Donnelley Finance Corp., I 10.88%, 2012
 (144A security acquired Nov. 2002 for $760) (a)                      760            902
Vertis, Inc.,
 9.75%, 2009                                                        1,000          1,086
 10.88%, 2009                                                       1,000          1,062
Von Hoffman Corp., 10.25%, 2009 (144A security
 acquired Oct. 2003 for $524) (a)                                     500            532
                                                                                --------
                                                                                  14,317
                                                                                --------
Restaurants - 0.5%
Buffets, Inc., 11.25%, 2010                                           400            431
Dominos, Inc., 8.25%, 2011 (144A security
 acquired July 2003 for $261) (a)                                     250            268
                                                                                --------
                                                                                     699
                                                                                --------
Retail - 5.7%
General Nutrition Centers, Inc., 8.50% 2010 (144A
   security acquired Nov. 2003 for $1,008) (a)                      1,000          1,025
Rent-A-Center, Inc., 7.50%, 2010                                    2,250          2,385

                                                                Principal          Value
                                                                    (000)          (000)
----------------------------------------------------------------------------------------
Retail (continued)
Rite Aid Corp.,
 8.13%, 2010                                                   $      250       $    269
 7.70%, 2027                                                        2,750          2,516
Saks, Inc., 7.38%, 2019                                             2,500          2,550
                                                                                --------
                                                                                   8,745
                                                                                --------
Service - 8.6%
Alderwoods Group, Inc., 12.25%, 2009                                2,075          2,334
Corrections Corp. of America, 7.50%, 2011                           1,000          1,050
Iron Mountain, Inc.,
 7.75%, 2015                                                        1,000          1,053
 6.63%, 2016                                                        1,000            977
Johnsondiversey Holdings, Inc., Step Coupon
 (0% to 5/15/07), 2013 (144A security acquired
 Sep. & Nov. 2003 for $1,062) (a)                                   1,500          1,155
Lodgenet Entertainment Corp., 9.50%, 2013                           1,500          1,650
NBC Acquisition Corp., Step Coupon
 (10.75% to 2/15/09), 2009 (e)                                      1,920          1,999
Service Corp. International, 7.70%, 2009                            1,382          1,475
URS Corp., 11.50%, 2009                                             1,030          1,170
Wesco Distribution, Inc., 9.13%, 2008                                 410            424
                                                                                --------
                                                                                  13,287
                                                                                --------
Technology - 0.5%
Lucent Technologies, Inc.,
 5.50%, 2008                                                          250            233
 6.45%, 2029                                                          750            590
                                                                                --------
                                                                                     823
                                                                                --------
Telecommunications - 18.3%
ACC Escrow Corp., 10.00%, 2011 (144A security
 acquired July, Aug. & Oct. 2003 for $1,799) (a)                    1,750          1,951
American Tower Corp., 9.38%, 2009                                   2,750          2,929
Centennial Communications Corp., 10.13%, 2013                       1,000          1,098
Cincinnati Bell, Inc.,
 7.25%, 2013 (144A security acquired
  Sep. 2003 for $981) (a)                                           1,000          1,050
 8.38%, 2014 (144A security Oct. 2003 for
  $504) (a)                                                           500            538

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             8
December 31, 2003 (Continued)

                                                         Principal         Value
                                                             (000)         (000)
---------------------------------------------------------------------------------
Telecommunications (continued)
Crown Castle International Corp.,
 9.00%, 2011                                            $      500      $    534
 7.50%, 2013 (144A security acquired
  Nov. & Dec. 2003 for $1,218) (a)                           1,250         1,256
GCI, Inc., 9.75%, 2007                                         840           863
Level 3 Communications, Inc.,
 9.13%, 2008                                                   500           455
 10.75%, 2011 (144A security acquired
  Oct. & Nov. 2003 for $1,816) (a)                           1,750         1,851
Nextel Communications, Inc., 9.38%, 2009                       685           747
Nextel Partners, Inc., 8.13%, 2011                           2,000         2,130
Poland Telecom Finance BV, 14.00%, 2007 (b) (e)              3,000            --
Qwest Communications International, Inc.,
 7.00%, 2009                                                 2,230         2,213
 8.88%, 2012 (144A security acquired
  Aug. & Oct. 2002 for $1,208) (a)                           1,390         1,595
 6.50%, 2018                                                 1,450         1,276
Rogers Cantel, Inc., 8.80%, 2007                               420           432
Rogers Wireless Communications, Inc. 9.63%, 2011               640           765
Rural Cellular Corp., 9.75%, 2010                              250           244
SBA Communications Corp., 10.25%, 2009                       2,150         2,112
Spectrasite, Inc., 8.25%, 2010                               1,900         2,028
Triton PCS Corp., 8.75%, 2011                                2,120         2,099
                                                                        --------
                                                                          28,166
                                                                        --------
Textiles - 1.4%
Philips-Van Heusen Corp. 8.13%, 2013                         2,000         2,120
                                                                        --------
Utilities - 8.7%
Calpine Corp., 4.00%, 2006 (convertible to
 55.3403 shares at $5.63 until 12/26/06)                     1,000           977
Coastal Corp.,
 7.50%, 2006                                                   800           780
 7.75%, 2010                                                 1,500         1,416
El Paso Corp.
 6.75%, 2009                                                   800           766
 7.88%, 2012                                                 1,270         1,200
Midland Funding II, 11.75%, 2005                             2,474         2,672
SESI LLC, 8.88%, 2011                                          840           916


                                                         Principal         Value
                                                             (000)         (000)
---------------------------------------------------------------------------------
Utilities (continued)
Tennessee Gas Pipeline Co.,
 7.50%, 2017                                            $    2,000      $  2,065
 8.38%, 2032                                                   790           838
Williams Cos., Inc., 8.13%, 2012                             1,550         1,728
                                                                        --------
                                                                          13,358
                                                                        --------
Total Bonds and Notes
 (Cost - $203,860)                                                       213,276
                                                                        --------
                                                         Number of
                                                            Shares
                                                            ------
COMMON STOCK - 0.0%
Health Care - 0.0%
Mediq, Inc. (Cost - $6,197) (c) (d) (e)                     11,973            --
                                                                        --------
PREFERRED STOCK - 2.1%
Broadcasting & Media - 0.5%
Emmis Communications Corp., 6.25%                           15,000           750
                                                                        --------
Cable TV - 1.0%
CSC Holdings, Inc., 11.13%                                  14,963         1,571
                                                                        --------
Telecommunications - 0.6%
Crown Castle International Corp., 6.25%                     20,000           876
                                                                        --------
Total Preferred Stock
 (Cost - $2,728)                                                           3,197
                                                                        --------
WARRANTS - 0.0%
Doe Run Resources Corp., Exp. 2012 (c)                           9            --
Pliant Corp., Exp. 2010 (144A security acquired
 Sep. 2000 for $135) (a) (c) (e)                             3,700            --
                                                                        --------
Total Warrants
 (Cost - $135)                                                                --
                                                                        --------
SHORT-TERM OBLIGATION - 1.8%
Fannie Mae, 0.80%, 1/2/04 (Cost - $2,730)                    2,730         2,730
                                                                        --------
TOTAL INVESTMENTS IN SECURITIES - 142.1%
 (Total Cost - $215,650) (f)                                             219,203
Liabilities in excess of Cash and Other Assets - (42.1%)                 (64,905)
                                                                        --------
NET ASSETS - 100%                                                       $154,298
                                                                        ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             9
December 31, 2003 (Continued)



----------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates restricted security; the aggregate value of restricted securities is
    $40,252,013 (aggregate cost $38,110,713), which is approximately
    26.1% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(b) Defaulted security due to bankruptcy.
(c) Fair valued security.
(d) Non-income-producing security.
(e) Illiquid security.
   Tax Information
(f) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $215,349,966, was as follows:
    Aggregate gross unrealized appreciation for all investments in which
    there was an excess of value over tax cost                                      $17,516,141
    Aggregate gross unrealized depreciation for all investments in which
    there was an excess of tax cost over value                                      (13,663,038)
                                                                                    -----------
    Unrealized appreciation - net                                                   $ 3,853,103
                                                                                    ===========

--------------------------------------------------------------------------------

---------------------------------------------------------
Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
December 31, 2003
                         Market                % of
                          Value               Market
                          (000)                Value
---------------------------------------------------------
Ba/BB                   $ 42,677               20.0%
B/B                      130,549               61.2
Below B                   40,050               18.8
                        --------              -----
                        $213,276              100.0%
                        ========              =====

*The higher of Moody's or Standard & Poor's Ratings.
---------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      10


Statement of Assets and Liabilities
December 31, 2003
(In Thousands)

Assets:
Investments in securities at value                      $219,203
Cash                                                         310
Interest and dividends receivable                          4,739
Investment for Trustees' deferred
 compensation plan                                           231
                                                        --------
  Total assets                                           224,483
                                                        --------
Liabilities:
Loan payable                                              68,000
Dividend payable                                           1,511
Deferred Trustees' fees payable                              231
Advisory fees payable                                        135
Accrued interest payable                                     134
Audit and legal fees payable                                  49
Shareholder reports payable                                   43
Custodian fees payable                                        34
Insurance expense payable                                     29
Administrative services fees payable                          14
Other                                                          5
                                                        --------
  Total liabilities                                       70,185
                                                        --------
Net Assets (Equivalent to $2.86 per share based on
   53,948 shares of beneficial interest outstanding;
   unlimited number of shares authorized)               $154,298
                                                        ========
Components of Net Assets:
Paid in capital                                         $401,289
Undistributed net investment income                          630
Accumulated net realized loss                           (251,174)
Net unrealized appreciation of investments                 3,553
                                                        --------
Net Assets                                              $154,298
                                                        ========
Cost of Investments                                     $215,650
                                                        ========


Statement of Operations
For the Year Ended December 31, 2003
(In Thousands)

Investment Income:
Income:
   Interest                                                $20,258
   Dividends                                                    82
                                                           -------
    Total income                                            20,340
Expenses:
   Investment advisory fees                    $1,519
   Interest expense                             1,078
   Shareholder reports                            143
   Custodian fees                                 105
   Audit and legal fees                            89
   Administrative services fees                    66
   Stock exchange fees                             50
   Transfer agent fees                             46
   Trustees' fees                                  38
   Insurance expense                               29
                                               ------
    Total expenses                              3,163
                                               ------
Net Investment Income                                       17,177
                                                           -------
Realized and Unrealized Gain (Loss) on
   Investments:
   Net realized loss from investments                      (21,529)
   Net change in unrealized depreciation of
      investments                                           43,218
                                                           -------
Net Realized and Unrealized Gain on
   Investments                                              21,689
                                                           -------
Net Increase in Net Assets Resulting from
   Operations                                              $38,866
                                                           =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      11


Statements of Changes in Net Assets
(In Thousands)

                                                 For the Year Ended December 31,
                                                 -------------------------------
                                                    2003                  2002
                                                 ---------              --------
Operations:
Net investment income                            $ 17,177               $ 19,233
Net realized loss from investments                (21,529)              (110,705)
Net change in unrealized depreciation
   on investments                                  43,218                 77,483
                                                 ---------              --------
Net increase (decrease) from operations            38,866                (13,989)
                                                 ---------              --------
Dividends and Distributions:
From net investment income                        (15,126)               (15,130)
From return of capital                                  -                 (4,522)
                                                 ---------              --------
Total dividends and distributions                 (15,126)               (19,652)
                                                 ---------              --------
Capital Share Transactions:
Net increase from 389 and 466 capital
   shares issued to shareholders in
   reinvestment of distributions, respectively      1,020                  1,486
                                                 ---------              --------
Net increase from Fund share transactions           1,020                  1,486
                                                 ---------              --------
Net Increase (Decrease) in Net Assets              24,760                (32,155)
Net Assets:
Beginning of period                               129,538                161,693
                                                 ---------              --------
End of period *                                  $154,298               $129,538
                                                 =========              ========
* includes undistributed and (overdistributed)
  net investment income of:                      $    630               $   (303)
                                                 =========              ========


Statement of Cash Flows
For the Year Ended December 31, 2003
(In Thousands)

Cash Provided (Used) by Financing Activities:
Increase in borrowing                                        $ 17,000
Dividends paid in cash                                        (13,827)
                                                             --------
Total amount provided                                           3,173
                                                             --------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                            (202,540)
Proceeds from sales of portfolio securities                   186,915
                                                             --------
Total amount provided                                         (15,625)
                                                             --------
Net Investment Income (excludes net amortized discount
   and premium of $2,054)                                      15,123
Net change in receivables/payables related to operations         (342)
Net purchase of short-term investment securities               (2,030)
                                                             --------
Total other amounts                                            12,751
                                                             --------
Net increase in cash                                              299
Cash, beginning of period                                          11
                                                             --------
Cash, End of Period                                          $    310
                                                             ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      12

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                For the Year Ended December 31,
                                                               ---------------------------------------------------------------------
                                                                 2003         2002         2001(c)        2000           1999
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                           $   2.42     $   3.05       $  3.88      $   5.92       $   6.39
Income from investment operations
Net investment income (a)                                          0.32         0.36          0.55          0.68           0.81
Net realized and unrealized gain (loss) on
 investments                                                       0.40        (0.62)        (0.81)        (1.99)         (0.46)
                                                                -------      --------       -------      --------       --------
Total from investment operations                                   0.72        (0.26)        (0.26)        (1.31)          0.35
                                                                -------      --------       -------      --------       --------
Less dividends and distributions:
Dividends from net investment income                              (0.28)       (0.29)        (0.57)        (0.73)         (0.82)
Distributions from capital                                           --        (0.08)           --            --             --
                                                               --------     --------       -------      --------       --------
Total dividends and distributions                                 (0.28)       (0.37)        (0.57)        (0.73)         (0.82)
                                                               --------     --------       -------      --------       --------
Net asset value, end of period                                 $  2.86      $   2.42       $  3.05      $   3.88       $   5.92
                                                               ========     ========       =======      ========       ========
Market value, end of period                                    $  2.87      $   2.32       $  3.36      $   4.19       $   5.38
                                                               ========     ========       =======      ========       ========
Total Investment Return:
Per share market value                                            37.23%      (21.23)%       (6.85)%      (10.05)%       (16.18)%
Per share net asset value (b)                                     31.25%       (9.07)%       (7.31)%      (24.21)%         5.78%
Ratios to Average Net Assets
Expenses (includes interest expense)                               2.21%        2.53%         3.43%         4.16%          3.40%
Expenses (excludes interest expense)                               1.46%        1.49%         1.26%         1.09%          1.02%
Net investment income                                             11.99%       13.29%        15.56%        13.13%         13.05%
Portfolio Turnover                                                   93%         134%           82%           38%            49%
Net Assets, End of Period (000 omitted)                        $154,298     $129,538       $161,693     $202,401       $305,352

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        13

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. Normally the Fund will invest at least 80% of its assets in high yield, below investment-grade bonds. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        14
(Continued)

C. High Yield Bonds -- The Fund invests in high yield bonds--i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

D. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

E. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains and capital gains, are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of premium amortization, deferred compensation, capital loss carryforwards, deferral losses due to wash sales, interest on defaulted securities, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2003, the Fund decreased undistributed net investment income by $1,118,056, decreased accumulated net realized loss by $2,871,198 and decreased paid in capital by $1,753,142.

G. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. Loan. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        15
(Continued)

assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2006. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the year ended December 31, 2003, were $60,603,836, at an average annual interest rate of approximately 1.78%. As of December 31, 2003, the Fund was paying interest at an annual rate of 1.62% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter. TimesSquare in turn pays Shenkman Capital Management, Inc. its sub-advisory fee.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2003, the Fund paid or accrued $66,181.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities.
Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 2003, were $202,540,053 and $186,915,131 respectively.

6. Tax Information. As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of undistributed ordinary income of $315,596 and a capital loss carryover of $250,975,546, of which $28,686,393, $35,363,213, $55,878,285, $102,576,339 and $28,471,316 will expire in 2007, 2008, 2009, 2010 and 2011, respectively. For 2003, the Fund had no post-October loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      16



Report of Independent Auditors


To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 2003, the results of its operations, the changes in its net assets, and cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2004

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      17
(Unaudited)

2003 Tax Information

During 2003, the Fund declared dividends of $0.281 per share. For federal income tax purposes, this included ordinary income dividends of $0.281 per share. There were no capital gain distributions. A regular monthly distribution of $0.028, which was declared in December 2003, complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 2003 distribution is still considered a 2003 dividend, even though it was received in January 2004. Dividends reported to you as ordinary income dividends on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

The Fund hereby designates 0.54% or the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. The 2003 Form 1099-DIV you receive will show the tax status of all distributions paid to you during the year.

Approximately 1% of ordinary income dividends would be eligible for the dividend received deduction (available to corporate shareholders only).

Automatic Dividend and Distribution Investment Plan

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below on the following page.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value, equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below,

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      18
(Unaudited)

certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders, such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions, although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquiries about your account, should be directed to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    19
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                       Number of
Name,         Position         Length                                                  Portfolios in   Other
Address*      Held with        of Time           Principal Occupation(s) During        Fund Complex    Directorships
And Age       Fund             Served            Past 5 Years                          Overseen        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.    Trustee          Trustee since     Vice President (Investor Relations,   14              --
Jones                          1995              Public Relations) and Treasurer,
59                                               Kaman Corporation (helicopters
                                                 and aircraft components, industrial
                                                 distribution)

Paul J.       Trustee          Trustee since     Special Advisor to Board of           14              Western
McDonald                       1995              Directors, Friendly Ice Cream                         Massachusetts
60                                               Corporation (family restaurants                       Electric Company
                                                 and dairy products)

Marnie        Trustee          Trustee since     Diocesan Consultant, Episcopal        14              Boston Mutual Life
Wagstaff                       2001              Diocese of Connecticut; Previously,                   Insurance Company
Mueller                                          Visiting Professor of Health
64                                               Economics, Wesleyan University

Carol Ann     Trustee          Trustee since     Director and Chair of Audit           14              Reed and Barton
Hayes                          2003              Committee, Reed and Barton                            Corporation
59                                               Corporation

Affiliated Trustees and Fund Officers

Richard H.    Trustee,         Trustee,          Managing Director, CIGNA              14              Director of various
Forde         Chairman of      Chairman and      Retirement & Investment Services                      subsidiaries of
50            the Board and    President since   and TimesSquare Capital                               CIGNA Corporation
              President        1998              Management, Inc.

David P.      Trustee          Trustee since     Chief Investment Officer, CIGNA       14              Director of various
Marks                          2003              Retirement & Investment Services                      subsidiaries of
57                                                                                                     CIGNA Corporation

Alfred A.     Vice President   Officer Since     CIGNA Funds Treasurer; Assistant      14              --
Bingham III   and Treasurer    1982              Vice President, TimesSquare Capital
59                                               Management, Inc.

Jeffrey S.    Vice President   Officer Since     Senior Counsel, CIGNA                 14              --
Winer         and Secretary    1993              Corporation
46

------------------------------------------------------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford,
CT 06103.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    20


--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull
Street, Hartford, Connecticut 06103. Shenkman Capital Management, Inc. is the Fund's sub-adviser.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

[CIGNA LOGO](R)                                               ------------------
                                                              PRESORTED STANDARD
CIGNA High Income Shares                                         U.S. POSTAGE
3 Newton Executive Park                                              PAID
Suite 200                                                     SO. HACKENSACK, NJ
Newton, MA 02462                                                   PERMIT 750
                                                              ------------------


Printed on recycled paper
542776 12/03

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Secretary of the Registrant, c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Carol Ann Hayes, Russell
H. Jones and Paul J. McDonald are "audit committee financial experts", all of whom are "independent." Mr. Jones serves as Senior Vice President, Chief Investment Officer and Treasurer of Kaman Corporation. His responsibilities include communications with financial analysts concerning Kaman Corporation.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the audit of the Registrant's annual financial statements for the fiscal year ended December 31, 2002 and December 31, 2003, included in the Registrant's annual report to shareholders for those fiscal years, PricewaterhouseCoopers LLP ("PWC") billed the Registrant $35,000 and $39,000, respectively.

(b) Audit-Related Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Registrant $9,800 and $11,300, respectively, for assurance or related services related to the audit of the Registrant's financial statements. These services related to performing agreed upon procedures relating to Registrant's revolving line of credit.

(c) Tax Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Registrant $5,075 and $5,700, respectively, for reviewing the Registrant's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

(d) All Other Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Registrant for any other products and services.

(e)(1) The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Registrant by the Registrant's independent accountant.

(e)(2) For the fiscal years ended December 31, 2002 and December 31, 2003, 100% of the PWC fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill any fees that were required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to TimesSquare Capital Management, Inc. ("TimesSquare"), the investment adviser to the Registrant, and other entities controlling, controlled by, under common control with TimesSquare that provide ongoing services to the Registrant for fiscal years ending December 31, 2002 and 2003, were $128,250 and $100,148, respectively.

(h) In considering PWC's independence, the Audit Committee considered whether the provision of non-audit services rendered by PWC to TimesSquare and other entities controlling, controlled by, under common control with TimesSquare that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X was compatible with maintaining PWC's independence.

Item 5.  Audit Committee Listed Registrants.

Registrant has a separately-designated standing audit committee designated in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. The committee members are Carol Ann Hayes, Russell H. Jones, Paul J. McDonald and Marnie Wagstaff Mueller.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant's policies and procedures that it uses to determine how to vote proxies relating to portfolio securities are attached hereto.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has adopted a nominating committee charter that sets forth procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees. The charter is attached as an exhibit hereto.

Item 10. Controls and Procedures.

(a) The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1) Code of Ethics referred to in Item 2, filed as an exhibit hereto.

(a)(2) Proxy voting policies referred to in Item 7, filed as an exhibit hereto.

(a)(3) Nominating committee charter referred to in Item 9, filed as an exhibit hereto.

(a)(4) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, filed as exhibits hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              CIGNA HIGH INCOME SHARES

                               /s/ Jeffrey S. Winer
                          By:
                             ---------------------------------------------------
                             Jeffrey S. Winer, Vice President and Secretary

Date:  March 5, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                             /s/ Richard H. Forde
By (Signature and Title)*
                          ------------------------------------------------------
                          Richard H. Forde, Chairman of the Board and President

Date:  March 5, 2004.

                             /s/ Alfred A. Bingham III
By (Signature and Title)*
                          ------------------------------------------------------
                          Alfred A. Bingham III, Vice President and Treasurer

Date:  March 5, 2004.